                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                           _________________________


                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  February 24, 1999


                           AML COMMUNICATIONS, INC.
              (Exact Name of Registrant as Specified in Charter)


           Delaware                   0-27252                     77-0130894
(State or Other Jurisdiction  (Commission File Number)          (IRS Employer
     of Incorporation)                                       Identification No.)


     1000 Avenida Acaso
     Camarillo, California                                     93012
(Address of Principal Executive Offices)                     (Zip Code)


   Registrant's telephone number, including area code:  (805) 388-1345


                                     NONE
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  Other Events.

     On February 24, 1999, AML Communications, Inc., a Delaware corporation (the "Company"), issued a press release announcing a change in senior management with the appointment of Kirk A. Waldron as president and chief executive officer and Scott T. Behan to the newly created position of executive vice president of sales and marketing.

     A copy of the press release dated February 24, 1999 issued by the Company is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  Exhibits.

     The following exhibit is filed with this Current Report on Form 8-K:

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

Exhibit No.        Description
-----------        -----------
99                 Press Release, dated February 24, 1999, of AML Communications, Inc.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AML COMMUNICATIONS, INC.


                                        /s/ Kirk A. Waldron
Date:  March 1, 1999               By:---------------------------------------
                                        Kirk A. Waldron
                                        President and Chief Executive Officer

                                       3
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                                 Exhibit Index

Exhibit No.              Description
-----------              -----------
99                       Press Release, dated February 24, 1999, of AML Communications, Inc.